UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant under §240.14a-12

MEDALLION FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MEDALLION FINANCIAL CORP.

To Be Held On:

June 15, 2018 at 10:00 a.m., Eastern Time

at The Harmonie Club, 4 East 60th Street, New York, New York 10022

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 06/05/18.

Please visit https://www.proxydocs.com/MFIN, where the following materials are available for view:

• Proxy Statement
• Annual Report
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. To obtain directions to the Annual Meeting, please call 877-MEDALLION.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. Election of Directors	2. Proposal to ratify the appointment of Mazars USA LLP as Medallion Financial Corp.’s independent registered public accounting firm
NOMINEES: Frederick A. Menowitz David L. Rudnick	3. Proposal to approve a non-binding advisory resolution to approve executive compensation
4. Proposal to vote on the frequency of future advisory votes to approve executive compensation
5. Proposal to approve the adoption of the Medallion Financial Corp. 2018 Equity Incentive Plan
In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 5 AND A VOTE FOR EVERY YEAR FOR ITEM 4.

Please note that you cannot use this notice to vote by mail.